As filed with the Securities and Exchange Commission on May 9, 2007

1933 Act File No.

UNITED STATES

SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☐ POST-EFFECTIVE AMENDMENT NO.

MFS® SERIES TRUST IV

(Exact Name of Registrant as Specified in Charter)

500 Boylston, Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered:   Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares of beneficial interest in the series of the Registrant designated MFS Money Market Fund, a series of MFS Series Trust IV.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.  PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 2-54607).

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

JUNE 8, 2007 PURSUANT TO RULE 488.

MFS CASH RESERVE FUND
500 Boylston Street, Boston, Massachusetts 02116-3741
(617) 954-5000

June 18, 2007

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the MFS® Cash Reserve Fund (the “Cash Reserve Fund”).  Votes will be cast at a shareholder meeting scheduled for August 9, 2007.  While you are, of course, welcome to join us at the Cash Reserve Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors.  MFS offers a fund that is similar to the Cash Reserve Fund called the MFS® Money Market Fund (the “Money Market Fund”).  The Money Market Fund has an identical investment objective to that of the Cash Reserve Fund and also has substantially similar investment strategies and policies as the Cash Reserve Fund.  This reorganization would provide you with the opportunity to participate in a somewhat larger combined fund with an identical investment objective, substantially similar investment strategies and policies, potentially lower expenses resulting from fixed costs being spread over a larger asset base.

After careful consideration, the Cash Reserve Fund’s Trustees have unanimously determined that a tax-free reorganization of the Cash Reserve Fund into the Money Market Fund would be in your best interests.  For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet.  This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement.  For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement.  You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical.  I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person.  Your prompt response will help avoid the need for additional mailings at the Cash Reserve Fund’s expense.  For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call [1-800-                    ], Monday through Friday between 9:00 a.m. and 11:00 p.m. and Saturday between 12:00 p.m. and 6:00 p.m. Eastern time.  I thank you for your prompt vote on this matter.

Sincerely,

Maria F. Dwyer
President
MFS® Family of Funds

MFS CASH RESERVE FUND

500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 9, 2007

A Special Meeting (the “Meeting”) of Shareholders of the MFS Cash Reserve Fund, a series of MFS Series Trust I, a Massachusetts business trust, will be held at the offices of the MFS Cash Reserve Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on August 9, 2007, at 10:00 a.m. Eastern time for the following purposes:

ITEM 1.

To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) between MFS Series Trust I, a Massachusetts business trust, on behalf of its MFS Cash Reserve Fund (the “Cash Reserve Fund”), and MFS Series Trust IV, a Massachusetts business trust, on behalf of its MFS Money Market Fund (the “Money Market Fund”), providing for the transfer of assets to and the assumption of liabilities of the Cash Reserve Fund by the Money Market Fund in exchange solely for shares of beneficial interest of the Money Market Fund, the distribution of the Money Market Fund shares to the shareholders of the Cash Reserve Fund in liquidation of the Cash Reserve Fund and the termination of the Cash Reserve Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR
ITEM 1.

Only shareholders of record on June 8, 2007 will be entitled to vote at the Meeting.

By order of the Board of Trustees,
Susan S. Newton
Assistant Secretary and Assistant Clerk

June 18, 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

2

Prospectus/Proxy Statement

June 18, 2007

Acquisition of the assets and liabilities of

MFS CASH RESERVE FUND
a series of MFS Series Trust I
500 Boylston Street
Boston, Massachusetts 02116
(617) 954-5000

By and in exchange for shares of

MFS MONEY MARKET FUND
a series of MFS Series Trust IV
500 Boylston Street
Boston, Massachusetts 02116
(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of the MFS Cash Reserve Fund (the “Cash Reserve Fund”) into the MFS Money Market Fund (the “Money Market Fund”).  If the proposed reorganization is approved, each shareholder of the Cash Reserve Fund will receive a number of full and fractional shares of the corresponding class of shares of the Money Market Fund equal in value at the date of the exchange to the total value of the shareholder’s Cash Reserve Fund shares.  (The Money Market Fund also offers Class R and Class I shares, two classes of shares that are not involved in the reorganization.)   Like the Cash Reserve Fund, the Money Market Fund is part of the family of funds advised by Massachusetts Financial Services Company (“MFS”) and is a registered open-end management investment company (mutual fund).  The Money Market Fund and the Cash Reserve Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This document provides you with the information you need to vote on the proposed reorganization.  Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical.  If there is anything you do not understand, please call the toll-free number, 1-800-225-2606, or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Money Market Fund.  Please read it carefully and keep it for future reference.  This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated January 1, 2007, of the Money Market Fund, as supplemented from time to time (the “Money Market Fund Prospectus”); (ii) the Money Market Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2006 (the “Money Market Fund Annual Report”); and (iii) the Money Market Fund’s Semi-Annual Report to Shareholders for the semi-annual period ended February 28, 2007 (the “Money Market Semi-Annual Report”). The Money Market Fund Prospectus, the Money Market Fund Annual Report and the Money Market Fund Semi-Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means they are part of the Prospectus/Proxy Statement for legal purposes.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)                                  the Prospectus, dated January 1, 2007, of the Cash Reserve Fund, as supplemented from time to time;

(ii)                               the Statement of Additional Information, dated January 1, 2007, of the Cash Reserve Fund, as supplemented from time to time;

(iii)                               the Statement of Additional Information, dated January 1, 2007, of the Money Market Fund, as supplemented from time to time;

(iv)                              the Cash Reserve Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2006;

(v)                                 the Cash Reserve Fund’s Semi-Annual Report to Shareholders for the semi-annual period ended February 28, 2007; and

(vi)                              a Statement of Additional Information, dated June 18, 2007, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.  You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov.  The SEC file numbers for the documents listed above relating to the Cash Reserve Fund are 33-7638 and 811-4777.  The SEC file numbers for the Statement of Additional Information relating to the Prospectus/Proxy Statement are 033-               and 811-4777, and the SEC file numbers for the other documents listed above relating to the Money Market Fund are 002-54607 and 811-2594.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Synopsis
Risk Factors
General
Proposal Regarding Approval or Disapproval of Agreement and Plan of Reorganization and the Related Reorganization Transaction
Background and Reasons for the Proposed Reorganization
Information About the Reorganization
Voting Information
Miscellaneous
Form of Agreement and Plan of Reorganization

Enclosures

Prospectus of the Money Market Fund, dated January 1, 2007, as supplemented

Annual Report of the Money Market Fund, for the fiscal year ended August 31, 2006

Semi-Annual Report of the Money Market Fund, for the semi-annual fiscal year ended February 28, 2007

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds.  These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.                                       What is being proposed?

The Trustees of the Cash Reserve Fund, who are also the Trustees of the Money Market Fund, are recommending that shareholders of the Cash Reserve Fund approve the reorganization of the Cash Reserve Fund into the Money Market Fund.  If approved by shareholders, the assets and liabilities of the Cash Reserve Fund will be transferred to the Money Market Fund.  In consideration therefor, the Money Market Fund will deliver to the Cash Reserve Fund a number of shares of the Money Market Fund having an aggregate net asset value equal to the value of the assets of the Cash Reserve Fund less the value of liabilities of the Cash Reserve Fund.  Immediately following the transfer, the Money Market Fund shares received by the Cash Reserve Fund will be distributed to its shareholders, in proportion to their holdings in the Cash Reserve Fund, and the Cash Reserve Fund will be terminated as soon as reasonably practicable thereafter.  (All of these transactions are referred to below collectively as the “reorganization.”)

2.                                       What will happen to my shares of the Cash Reserve Fund as a result of the reorganization?

Your shares of the Cash Reserve Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of the Money Market Fund with an equal total net asset value.  The Cash Reserve Fund will then be terminated.

3.                                       Why is the reorganization being proposed, and what are the benefits of merging the Cash Reserve Fund into the Money Market Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund.   The Trustees believe that the reorganization is in the best interest of each Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization.  The reorganization would provide you with the opportunity to participate in a larger combined fund with the same investment objective and substantially similar investment policies and strategies, potentially lower expenses resulting from fixed costs being spread over a somewhat larger asset base, a better historical performance record, and greater prospects for asset growth over time. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could over time promote more efficient management and operations on a more cost-effective basis.

It is estimated that if the reorganization is completed, each class of shares of the combined fund will have a lower net expense ratio than the current net expense ratio of the corresponding classes of shares of the Cash Reserve Fund.  In addition, if the reorganization is consummated, MFS will agree to assume and bear the Fund’s expenses, such that the “Total Expense Ratio” (excluding taxes, brokerage and transaction costs, extraordinary expenses and investment-related expenses) for the Money Market Fund will not exceed 0.35% for Class A and Class I shares, 1.35% for Class B and C shares, 0.85% for Class R shares, 1.45% for Class R1 shares, 1.10% for Class R2 shares, 1.00% for Class R3 shares, 0.75% for Class R4 shares, 0.45% for Class R5 shares, 0.95% for Class 529A and 1.60% for Class 529B and 529C shares, until February 28, 2009.  It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Cash Reserve Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.                                       How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objective of the two Funds is identical, in that they both seek a high level of current income consistent with the preservation of capital and liquidity. The investment objective of both Funds can be changed by the Trustees without shareholder approval. In addition, the principal investment strategies, policies and restrictions of the Funds are substantially similar. Both Funds seek to achieve their respective objective by investing, under normal market conditions, in money market instruments and repurchase agreements.  Both Funds may invest in U.S. dollar-denominated foreign money market instruments.  In buying and selling investments, each Fund complies with industry-standard regulatory requirements for money market funds regarding credit quality, diversification and maturity. Each Fund stresses maintaining a stable $1 share price, liquidity, and income.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices.  The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus.  For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Certain Investment Policies and Risks” in each Fund’s current Prospectus, “Investment Strategies, Risks, and Restrictions” in Part I of each Fund’s current Statement of Additional Information, and “Appendix E – Investment Strategies and Risks,” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

5.                                       How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, and the Funds’ effective management fee rates, sales charges and annual operating expenses.

Management Fees.  As set forth in the table below, MFS has agreed in writing to maintain a management fee reduction for the Funds until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters (the “NYAG Settlement”), after which date the management fee for the combined fund will be determined by agreement between the Board of Trustees and MFS.

Money Market Fund

Contractual Management Fee Rate	Management Fee after Waivers and/or Reductions	Effective Management Fee Rate (for fiscal year ended August 31, 2006)

0.55% of average daily net assets

MFS has agreed in writing to reduce its management fee to 0.45% annually until modified by the Fund’s Board of Trustees.  MFS has agreed in writing to further reduce its management fee to 0.15% annually until at least February 28, 2009, as part of the NYAG Settlement

0.15% of average daily net assets

Cash Reserve Fund

Contractual Management Fee Rate	Management Fee after Waivers and/or Reductions	Effective Management Fee Rate (for the fiscal year ended August 31, 2006)

0.50% on first $300 million; 0.45% on amount over $300 million and up to $700 million; 0.40% on amount over $700 million and up to $1 billion; and 0.35% on amount in excess of $1.0 billion of average daily net assets

	MFS has agreed in writing to reduce its management fee to 0.15% annually until at least February 28, 2009, as part of the NYAG Settlement	0.15% of average daily net assets

If the reorganization is consummated, the combined fund will pay management fees pursuant to the Money Market Fund’s fee schedule until February 28, 2009, after which date the management fee for the combined fund will determined by agreement between the Board of Trustees of the combined fund and MFS.

Sales Charges and Rule 12b-1 Fees.  There are no sales charges for shares of the Money Market Fund or shares of the Cash Reserve Fund; as such, no initial sales charge will be charged to shareholders in connection with the proposed reorganization of the Funds.  The contingent deferred sales charge aging schedule for Class B, Class 529B, Class C and Class 529C shares held by a shareholder of the Cash Reserve Fund will be carried over to Class B, Class 529B, Class C and Class 529C shares, respectively, of the Money Market Fund received by such shareholder.  Although the Cash Reserve Fund has adopted a Rule 12b-1 distribution plan for Class A shares, the Class A service and distribution fees are not currently in effect, but may be implemented on such date as the Board of Trustees of the Cash Reserve Fund may determine.  The Money Market Fund has not adopted a Rule 12b-1 plan for its Class A shares.   Each Fund has adopted a Rule 12b-1 distribution plan for its Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B and Class 529C shares.  The maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, are the same for corresponding classes of the Funds’ shares.

Other Expenses, Total Annual Operating Expenses and Net Annual Expenses. As shown in greater detail in the tables below, the Cash Reserve Fund’s “Other Expenses”, “Total Annual Operating Expenses”, and “Net Expenses” for each share class were higher than the Money Market Fund’s “Other Expenses”, “Total Annual Operating Expenses” and “Net Expenses”, respectively, for the corresponding class of shares as of each Fund’s most recent fiscal year end.  It is estimated that the “Net Expenses” of shares of the combined fund will be approximately 0.10% lower than the “Net Expenses” of the corresponding shares of the Cash Reserve Fund and approximately 0.02% higher than the “Net Expenses” of the corresponding shares of the Money Market Fund.  If the reorganization is consummated, MFS will agree to assume and bear the combined fund’s expenses, such that its “Total Annual Operating Expenses” (excluding taxes, brokerage and transaction costs, extraordinary expenses and investment-related expenses) will not exceed 0.35% for Class A and Class I shares, 1.35% for Class B and Class C shares, 0.85% for Class R shares, 1.45% for Class R1 shares, 1.10% for Class R2 shares, 1.00% for Class R3 shares, 0.75% for Class R4 shares, 0.45% for Class R5 shares, 0.95% for Class 529A shares and 1.60% for Class 529B and Class 529C shares until February 28, 2009, and therefore may be modified only if agreed to by the combined fund’s Board of Trustees. As a result of this expense limitation arrangement, the “Net Expenses” ratio of each share class of the combined fund is expected to be lower than the “Net Expenses” ratio of both the Cash Reserve Fund and the Money Market Fund.

The following tables summarize the maximum fees and expenses that you may pay when investing in the Funds, expenses that each Fund incurred in the twelve months ended August 31, 2006, and estimates of pro forma expenses of the Money Market Fund after giving effect to the reorganization (assuming that the reorganization had occurred at the beginning of the year ending August 31, 2006).

* Fees presented are for the Money Market Fund and Class A of the Cash Reserve Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A & Class 529A	Class B & Class 529B		Class C & Class 529C		All R Share Classes

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Cash Reserve Fund	None	None		None		None
Money Market Fund	None	None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)

Cash Reserve Fund	None	4.00	%*	1.00	%**	None
Money Market Fund	None	4.00	%*	1.00	%**	None

*  4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter

**  1.00% for shares redeemed within 12 months of purchase

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets
as a percentage of average daily net assets)(1)

	Management Fees	Distribution (12b-1) Fees (2)	Other Expenses (3)	Total Annual Operating Expenses	Fee Reductions (4)	Net Expenses

Cash Reserve Fund(5)
Class A	0.55%	None	0.34%	0.89%	(0.40)%	0.49%
Class B	0.55%	1.00%	0.34%	1.89%	(0.40)%	1.49%
Class C	0.55%	1.00%	0.34%	1.89%	(0.40)%	1.49%
Class R1	0.55%	0.75%	0.79%	2.09%	(0.50)%	1.59%
Class R2	0.55%	0.50%	0.74%	1.79%	(0.55)%	1.24%
Class R3	0.55%	0.50%	0.59%	1.64%	(0.50)%	1.14%
Class R4	0.55%	0.25%	0.49%	1.29%	(0.40)%	0.89%
Class R5	0.55%	N/A	0.44%	0.99%	(0.40)%	0.59%
Class 529A	0.55%	0.35%	0.59%	1.49%	(0.75)%	0.74%
Class 529B	0.55%	1.00%	0.59%	2.14%	(0.40)%	1.74%
Class 529C	0.55%	1.00%	0.59%	2.14%	(0.40)%	1.74%

Money Market Fund (5), (6), (7)
Class A*	0.46%	N/A	0.22%	0.68%	(0.31)%	0.37%
Class B	0.46%	1.00%	0.22%	1.68%	(0.31)%	1.37%
Class C	0.46%	1.00%	0.22%	1.68%	(0.31)%	1.37%
Class R1	0.46%	0.75%	0.57%	1.78%	(0.31)%	1.47%
Class R2	0.46%	0.50%	0.47%	1.43%	(0.31)%	1.12%
Class R3	0.46%	0.50%	0.37%	1.33%	(0.31)%	1.02%
Class R4	0.46%	0.25%	0.37%	1.08%	(0.31)%	0.77%
Class R5	0.46%	N/A	0.32%	0.78%	(0.31)%	0.47%
Class 529A	0.46%	0.35%	0.47%	1.28%	(0.66)%	0.62%
Class 529B	0.46%	1.00%	0.47%	1.93%	(0.31)%	1.62%
Class 529C	0.46%	1.00%	0.47%	1.93%	(0.31)%	1.62%

Money Market Fund (Pro forma combined) (5), (6), (7), (8)
Class A	0.43%	N/A	0.24%	0.67%	(0.32)%	0.35%
Class B	0.43%	1.00%	0.24%	1.67%	(0.32)%	1.35%
Class C	0.43%	1.00%	0.24%	1.67%	(0.32)%	1.35%
Class R1	0.43%	0.75%	0.59%	1.77%	(0.32)%	1.45%
Class R2	0.43%	0.50%	0.49%	1.42%	(0.32)%	1.10%
Class R3	0.43%	0.50%	0.39%	1.32%	(0.32)%	1.00%
Class R4	0.43%	0.25%	0.39%	1.07%	(0.32)%	0.75%
Class R5	0.43%	N/A	0.34%	0.77%	(0.32)%	0.45%
Class 529A	0.43%	0.35%	0.49%	1.27%	(0.67)%	0.60%
Class 529B	0.43%	1.00%	0.49%	1.92%	(0.32)%	1.60%
Class 529C	0.43%	1.00%	0.49%	1.92%	(0.32)%	1.60%

*  On March 30, 2007, shares of the Money Market Fund were redesignated as “Class A shares.”

(1) MFS or its affiliates may voluntarily waive the receipt of distribution or other fees, or may voluntarily agree to bear Fund expenses, to assist the Funds’ efforts to maintain a $1.00 net asset value per share and to enhance the Funds’ yield (or to maintain a positive yield) during periods when fund operating expenses have a significant impact on the Funds’ yield due to low interest rates.  Any such fee waiver or agreement to bear Fund expenses is voluntary and temporary, and may be revised or terminated at any time by MFS or its affiliates without notice to shareholders.

(2) Each Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of certain classes of the Fund, including Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B and Class 529C shares. The maximum Rule 12b-1 fees for the Funds’ corresponding share classes are identical and are equal on an annual basis to the following percentages of average daily net assets of the following share classes: 0.25% for Class R4 shares (consisting of a 0.25% service fee); 0.50% for Class 529A, Class R2 and Class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for Class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for Class B, Class 529B, Class C and Class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). Although the Cash Reserve Fund has adopted a Rule 12b-1 distribution plan for Class A shares, the Class A service and distribution fees are not currently in effect, but may be implemented on such date as the Board of Trustees of the Cash Reserve Fund may determine.  The Money Market Fund has not adopted a Rule 12b-1 plan for its Class A shares.    The Funds’ distributor, MFS Fund Distributors, Inc. (“MFD”), has agreed in writing to waive the Class 529A service fee to 0.00% until at least December 31, 2007. A portion of the Class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is currently not in effect but may be implemented on such date as the Board of Trustees may determine. MFD has agreed in writing to waive the 0.10% Class 529A distribution fee currently in effect to 0.00% until at least December 31, 2007.

(3) Each Fund has entered into an expense offset agreement that reduces that Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Such fee reductions are not reflected in the table. Had such fee reductions been taken into account, “Net Expenses” would be lower.  For the 529 classes only, “Other Expenses” include a program management fee.  In addition, qualified tuition program accounts for which MFD serves as program manager are generally subject to a $25 annual account maintenance fee. Other qualified tuition program accounts may be subject to other account fees. Please see the program description and materials available from your financial intermediary for details about these account fees.   For the R share classes only of both Funds, “Other Expenses” also include an annual retirement plan administration and service fee paid by the Fund from assets attributable to the respective class to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services.  Prior to April 1, 2007, the plan administration and service fee set forth in the Master Class R Administration and Service Agreement equaled, on an annual basis, the following percentages of average daily net assets of the following share classes: 0.45% for Class R1, 0.40% for Class R2, 0.25% for Class R3, 0.15% for Class R4 and 0.10% for Class R5. Prior to April 1, 2007, as reflected under “Fee Reductions” for the Cash Reserve Fund, MFS had agreed in writing to waive the retirement plan administration and service fee to 0.35% for Class R1 shares, 0.25% for Class R2 shares, and 0.15% for Class R3 shares until at least September 30, 2008. Effective April 1, 2007, the Master Class R Administration and Service Agreement was amended to provide that the rates for the annual retirement plan administration and service fees paid by the Funds attributable to Class R1, Class R2 and Class R3 shares are: 0.35% for Class R1, 0.25% for Class R2 and 0.15% for Class R3 shares.  Such rates have been reflected under “Other Expenses” for the Money Market Fund, which did not offer R share classes until after April 1, 2007, and for the pro forma combined fund.

(4) With respect to the Cash Reserve Fund, MFS has agreed in writing to reduce its management fee to 0.45% annually until modified by the Fund’s Board of Trustees.  In addition, with respect to both Funds MFS has agreed in writing to further reduce its management fee to 0.15% annually until at least February 28, 2009, as part of the NYAG Settlement concerning market timing and related matters, after which date the management fee for the combined fund will be determined by agreement between the Board of Trustees and MFS.   In addition, if the reorganization is consummated, MFS will agree to assume and bear expenses, such that the “Total Expense Ratio” (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses and expenses associated with the fund’s investing activities) for each class of the combined fund does not exceed 0.35% for Class A and Class I shares, 1.35% for Class B and C shares, 0.85% for Class R shares, 1.45% for Class R1 shares, 1.10% for Class R2 shares, 1.00% for Class R3 shares, 0.75% for Class R4 shares, 0.45% for Class R5 shares, 0.95% for Class 529A shares and 1.60% for Class 529B and 529C shares until February 28, 2009, and thereafter may be modified only if agreed to by the combined fund’s Board of Trustees..  The “Net Expenses” of the combined fund in the table shown above reflect this expense limitation agreement.

(5) Expenses computed for each Fund as of August 31, 2006, the end of each Fund’s most recent fiscal year.

(6) The effective management fee if the waiver provided by the NYAG settlement order was not in effect.

(7) Because Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class  529B, and Class 529C shares have not commenced operations, “Other Expenses” for these classes have been estimated.

(8) Assumes that the reorganization occurred at the first day of the year ending August 31, 2006.

The above tables are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Money Market Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts.  By doing this, you can more easily compare the cost of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all of your shares at the end of these periods (unless otherwise indicated below).  They also assume a 5% return on your investment each year and that dividends and other distributions are reinvested.  They also assume that a Fund’s operating expenses remain the same, except that a Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any contractual fee reductions are in effect.  The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Cash Reserve Fund
Class A Shares	$50	$201	$388	$930
Class B Shares(1)
Assuming Redemption at End of Period	$552	$814	$1,122	$1,798
Assuming No Redemption	$152	$514	$922	$1,798
Class C Shares
Assuming Redemption at End of Period	$252	$514	$922	$2,063
Assuming No Redemption	$152	$514	$922	$2,063
Class 529A Shares	$94	$373	$696	$1,609
Class 529B Shares(1)
Assuming Redemption at End of Period	$577	$890	$1,251	$2,160
Assuming No Redemption	$177	$590	$1,051	$2,160
Class 529C Shares
Assuming Redemption at End of Period	$277	$590	$1,051	$2,328
Assuming No Redemption	$177	$590	$1,051	$2,328
Class R1 Shares	$162	$563	$1,014	$2,266
Class R2 Shares	$126	$464	$852	$1,939
Class R3 Shares	$116	$425	$780	$1,781
Class R4 Shares	$91	$327	$605	$1,398
Class R5 Shares	$60	$233	$443	$1,049
Money Market Fund
Class A Shares	$38	$164	$326	$796
Class B Shares(1)
Assuming Redemption at End of Period	$539	$778	$1,063	$1,675
Assuming No Redemption	$139	$478	$863	$1,675
Class C Shares
Assuming Redemption at End of Period	$239	$478	$863	$1,943
Assuming No Redemption	$139	$478	$863	$1,943
Class 529A Shares	$82	$337	$653	$1,483
Class 529B Shares(1)
Assuming Redemption at End of Period	$565	$855	$1,193	$2,041
Assuming No Redemption	$165	$555	$993	$2,041
Class 529C Shares
Assuming Redemption at End of Period	$265	$555	$993	$2,211
Assuming No Redemption	$165	$555	$993	$2,211
Class R1 Shares	$150	$509	$915	$2,051
Class R2 Shares	$114	$400	$731	$1,667
Class R3 Shares	$104	$369	$678	$1,555
Class R4 Shares	$79	$291	$544	$1,269
Class R5 Shares	$48	$196	$381	$916
Money Market Fund (Pro Forma Combined)
Class A Shares	$36	$160	$320	$783
Class B Shares(1)
Assuming Redemption at End of Period	$537	$774	$1,057	$1,663
Assuming No Redemption	$137	$474	$857	$1,663
Class C Shares
Assuming Redemption at End of Period	$237	$474	$857	$1,931
Assuming No Redemption	$137	$474	$857	$1,931
Class 529A Shares	$80	$332	$629	$1,471
Class 529B Shares(1)
Assuming Redemption at End of Period	$563	$851	$1,187	$2,030
Assuming No Redemption	$163	$551	$987	$2,030
Class 529C Shares
Assuming Redemption at End of Period	$180	$551	$987	$1,471
Assuming No Redemption	$80	$551	$987	$1,471
Class R1 Shares	$148	$505	$909	$2,039
Class R2 Shares	$112	$396	$725	$1,655
Class R3 Shares	$102	$365	$672	$1,543
Class R4 Shares	$77	$287	$538	$1,257
Class R5 Shares	$46	$192	$374	$903

(1) Class B shares convert to Class A shares and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect Class A and Class 529A expenses, respectively.

For more information on the fees and expenses of each Fund, see “Expense Summary” in each Fund’s Prospectus.

6.                                       How has the Money Market Fund performed?

As shown in the tables below, the Money Market Fund outperformed the Cash Reserve Fund for the 1-year, 5-year, and 10- year periods ended December 31, 2006 and Class A shares of the Money Market Fund outperformed Class A shares of the Cash Reserve Fund in each of the last ten calendar years.  The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year and by showing the Funds’ average annual returns for 1, 5, and 10 years.

Annual Total Return* (Total Investment Return at NAV)
Class A Shares

	2006	2005	2004	2003	2002
Money Market Fund	4.83%	2.91%	1.00%	0.60%	1.24%
Cash Reserve Fund	4.71%	2.82%	0.92%	0.52%	1.07%

	2001	2000	1999	1998	1997
Money Market Fund	3.70%	5.91%	4.67%	4.96%	4.91%
Cash Reserve Fund	3.58%	5.75%	4.46%	4.79%	4.69%

*  The performance information in the table above reflects reinvestment of dividends and other earnings.   The total returns for other classes of each Fund would have been lower than the returns for Class A shares, because such other classes of shares have higher total annual expense ratios.  The total return for the three-month period ended March 31, 2007 for each Fund was1.24% for the Money Market Fund and 1.21% for the Cash Reserve Fund.  During the periods shown in the table, the highest quarterly returns for the Cash Reserve Fund and the Money Market Fund were 1.49% (for the calendar quarter ended December 31, 2000), and 1.52% (for the calendar quarter ended September 30, 2000), respectively, and the lowest quarterly returns were 0.11% (for the calendar quarter ended December 31, 2003), and 0.11% (for the calendar quarter ended December 31, 2003), respectively.

Average Annual Total Returns (for the Periods Ended December 31, 2006)

Share Class	1 Year	5 Years	10 Years
Cash Reserve Fund
Returns Before Taxes
A Shares, at Net Asset Value	4.71%	2.00%	3.32%
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(0.33)%	0.77%	2.38%
C Shares, with CDSC (1% for 12 Months)	2.67%	1.16%	2.36%
529A Shares, at Net Asset Value	4.45%	1.77%	3.20%
529B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(0.58)%	0.66%	2.32%
529C Shares, with CDSC (1% for 12 Months)	2.41%	1.04%	2.31%
R1 Shares, at Net Asset Value	3.56%	1.11%	2.35%
R2 Shares, at Net Asset Value	3.92%	1.23%	2.41%
R3 Shares, at Net Asset Value	4.03%	1.27%	2.43%
R4 Shares, at Net Asset Value	4.28%	1.85%	3.24%
R5 Shares, at Net Asset Value	4.61%	1.96%	3.30%

Money Market Fund
Returns Before Taxes
A Shares, at Net Asset Value^	4.83%	2.10%	3.46%
B Shares, with CDSC (Declining over Six Years from 4% to 0%)*	N/A	N/A	N/A
C Shares, with CDSC (1% for 12 Months)*	N/A	N/A	N/A
529A Shares, at Net Asset Value*	N/A	N/A	N/A
529B Shares, with CDSC (Declining over Six Years from 4% to 0%)*	N/A	N/A	N/A
529C Shares, with CDSC (1% for 12 Months)*	N/A	N/A	N/A
R1 Shares, at Net Asset Value*	N/A	N/A	N/A
R2 Shares, at Net Asset Value*	N/A	N/A	N/A
R3 Shares, at Net Asset Value*	N/A	N/A	N/A
R4 Shares, at Net Asset Value*	N/A	N/A	N/A
R5 Shares, at Net Asset Value *	N/A	N/A	N/A

^      On March 30, 2007, shares of the Money Market Fund were designated as Class A shares.

*     Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C Shares were not available for sale during the periods shown in the table.

Of course, the Funds’ past performance is no indication of future performance.  To review information regarding the Money Market Fund in more detail, please refer to the Money Market Fund Prospectus, the Money Market Fund Annual Report and the Money Market Fund Semi-Annual Report, all of which are enclosed.

7.                                       Who manages the Money Market Fund?

The Money Market Fund is managed by MFS. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the Fund’s investments, executing transactions and providing related administrative services and facilities.

8.                                       How will the reorganization happen?

If the reorganization is approved, your Cash Reserve Fund shares will be effectively exchanged for Money Market Fund shares, using the Funds’ respective net asset value per share prices, excluding sales charges as of the close of trading on or about August 24, 2007.  This exchange will not affect the total dollar value of your investment.

9.                                       Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes.  Accordingly, no gain or loss will be recognized by you or the Cash Reserve Fund as the direct result of the reorganization and your aggregate tax basis in the Money Market Fund shares you will receive in connection with the reorganization will be the same as your aggregate tax basis in your Cash Reserve Fund shares.  That said, because the reorganization will cause the Cash Reserve Fund’s tax year to end on a date earlier than the last day of its normal tax year, it may accelerate distributions from that Fund to its shareholders.  In particular, the Cash Reserve Fund will recognize income and net gains or losses on the sales of any securities, net of any available capital loss carry forwards, in the period ending on the closing date, and on or before that date it must declare a dividend paying out any such net gains to shareholders.  Also, to the extent that the Cash Reserve Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes.  For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

10.                                 Will my dividends be affected by the reorganization?

Currently, the Cash Reserve Fund intends to declare daily as dividends substantially all of its net investment income (excluding any capital gains) and to pay these dividends to shareholders at least monthly.  Any capital gains are distributed at least annually.  Distributions by the Cash Reserve Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the Money Market Fund is the same as the Cash Reserve Fund’s regular distribution schedule.  Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Cash Reserve Fund.   Of course, the amount of these dividends will reflect the investment performance of the Money Market Fund.

The Money Market Fund will not permit any Cash Reserve Fund shareholder holding certificates for Cash Reserve Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as “Reorganization Shares”), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for Cash Reserve Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Money Market Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Cash Reserve Fund shares in cash.

11.                                 What Money Market Fund shares will shareholders of the Cash Reserve Fund receive if the reorganization occurs?

Shareholders holding Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares of the Cash Reserve Fund will receive Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares, respectively, of the Money Market Fund in accordance with their percentage ownership of shares of the Cash Reserve Fund.  The Money Market Fund is a series of MFS Series Trust IV (the “Series Trust IV”), a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and is governed by the Series Trust IV’s Amended and Restated Declaration of Trust (“Series Trust IV Declaration of Trust”) and by-laws, as amended and restated.  The Cash Reserve Fund is a series of MFS Series Trust I (the “Series Trust I”), another Massachusetts business trust, and is governed by its Amended and Restated Declaration of Trust (“Series Trust I Declaration of Trust”) and by-laws, as amended and restated.  The Series Trust I’s and the Series Trust IV’s Declarations of Trust are substantially similar, and their by-laws are identical, to one another.  Accordingly, shareholders of the Cash Reserve Fund will have substantially similar rights that they currently have as shareholders of the Cash Reserve Fund when they become shareholders of the Money Market Fund.  In addition, both the Series Trust I and the Series Trust IV are overseen by the same individual Trustees, although organized under separate Boards of Trustees.

12.                                 Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

Except as noted below, the procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS funds, are similar.

The Money Market Fund currently offers Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares.  The Cash

Reserve Fund offers Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares.  Shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFD at prices based on net asset value (normally $1.00 per share), plus varying sales charges, depending on the class and number of shares purchased.  Reinvestment of distributions by the Funds are made at net asset value for all share classes.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time.

Shares received in connection with the proposed reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting the shareholder servicing agent, MFS Service Center, Inc., directly.  Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Redeem and Exchange Shares” in each Fund’s Prospectus.

13.                                 How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Money Market Fund you are receiving and the procedures for surrendering your certificates of the Cash Reserve Fund, if you have any.  If the reorganization is not approved, Cash Reserve Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Cash Reserve Fund’s Trustees may consider other alternatives.

14.                                 Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Money Market Fund you receive will equal the total value of the shares of the Cash Reserve Fund that you hold at the time of the reorganization.  Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Money Market Fund, and how do they compare with those for the Cash Reserve Fund?

Because the Funds share an identical investment objective and substantially similar investment policies, the risks of an investment in the Money Market Fund are similar to the risks of an investment in the Cash Reserve Fund.  Each Fund has experienced a similar risk profile over the last three years.   For example, as of December 31, 2006, the five-year standard deviation for each Fund was 0.47% (a higher percentage for standard deviation reflects a higher risk profile).

Each Fund is principally subject to the risks described below:

•                  Interest Rate and Credit Risk:  Although MFS seeks to maintain a stable $1.00 share price for the fund, there is no guarantee that it will be able to do so.  A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support could cause the fund’s share price to decrease to below $1.00.

•                  Municipal Market Risk:  The price of municipal instruments can be volatile, and significantly affected by adverse tax, legislative or political changes, and by the financial developments of municipal issuers.  Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.  In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

•                  Foreign Exposure Risk:  Exposure to foreign markets through issuers or entities providing credit support can involve increased risks.  Political, social, and economic instability, the imposition of capital controls, or the expropriation or nationalization of assets in a particular country can affect the value of an investment.

•                  Management Risk:  MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

•                  Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Other Investments.  In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell the other types of investments.  The risks associated with the principal investment techniques and practices used by the Funds are summarized above.  The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Risk Return Summary – Principal Risks” and “Certain Investment Policies and Risks – Further Information on Investment Strategies and Risks” in each Fund’s Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s Statement of Additional Information, and “Appendix E – Investment Strategies and Risks” in Part II of each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Cash Reserve Fund into the Money Market Fund and the solicitation of proxies by and on behalf of the Trustees of the Cash Reserve Fund for use at the Special Meeting of Shareholders of the Cash Reserve Fund (the “Meeting”).  The Meeting is to be held on August 9, 2007, at 10:00 a.m. Eastern time at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116.  The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about June 18, 2007.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Cash Reserve Fund’s Assistant Secretary at the principal office of the Money Market Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Cash Reserve Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Item 1 of the Notice of Meeting) to implement the reorganization of the Cash Reserve Fund as described below.

As of June 8, 2007, the Cash Reserve Fund had outstanding [              ], [              ], [              ], [              ], [              ], [              ], [              ], [              ], [              ], [              ], and [              ] of its Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares of beneficial interest, respectively.  Only shareholders of record as of the close of business on, June 8, 2007 will be entitled to notice of and to vote at the Meeting.  Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Cash Reserve Fund know of no matters other than those set forth herein to be brought before the Meeting.  If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Cash Reserve Fund are being asked to approve or disapprove a reorganization between the Cash Reserve Fund and the Money Market Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Cash Reserve Fund to the Money Market Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Money Market Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Cash Reserve Fund will distribute the Reorganization Shares to its shareholders each in proportion to their existing shareholdings, in complete liquidation of the Cash Reserve Fund, and the legal existence of the Cash Reserve Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter.  Each shareholder of the Cash Reserve Fund will receive a number of full and fractional Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Cash Reserve Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the Cash Reserve Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Cash Reserve Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction.  The transaction contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Cash Reserve Fund.  Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.  The reorganization does not require the approval of the shareholders of the Money Market Fund.

In the event that this proposal is not approved by the shareholders of the Cash Reserve Fund, the Cash Reserve Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees of the Cash Reserve Fund may consider such alternatives as may be in the best interests of the Cash Reserve Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Funds’ Boards of Trustees, including all Trustees who are not “interested persons” of the Funds, have determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization.  The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Cash Reserve Fund.  The Money Market Fund and the Cash Reserve Fund have separate Boards of Trustees comprised of the same individuals.

As discussed above, the Money Market Fund and the Cash Reserve Fund have an identical investment objective and substantially similar investment strategies and policies.  Each Fund’s investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

In light of the similarity of the Funds, MFS advised the Board of Trustees of each Fund that it believes combining the Funds would be in the best interests of shareholders of both Funds and that the interests of each Fund’s existing shareholders will not be diluted as a result of the proposed reorganization.  The Board of Trustees, including the Independent Trustees, of the Cash Reserve Fund believes that the proposed reorganization will be advantageous to the Cash Reserve Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.             The similarities and differences, as described above, in the Funds’ investment objectives, strategies, and restrictions;

2.             Although past performance is not an indication of future results, the Money Market Fund generally has a better overall historical performance record than the Cash Reserve Fund;

3.             The relative risks of investing in either Fund;

4.             The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

5.             Each Fund is permitted to invest in the same type of investments;

6.             All share classes of the Cash Reserve Fund have a structure that is substantially similar to all corresponding share classes of the Money Market Fund, including substantially similar shareholder fees and Rule 12b-1 fees;

7.             The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Cash Reserve Fund or its shareholders for federal income tax purposes as a result of the transaction;

8.             The pro forma total expense ratios for each class of the Money Market Fund, are estimated to be less than the total expense ratios for the corresponding share class of the Cash Reserve Fund, based on expenses incurred for the twelve-month period ended August 31, 2006.  In addition, MFS has agreed to observe total expense ratio limits for each of these share classes until February 28, 2009 (which cannot be changed without the Board’s approval);

9.             The contractual management fees paid to MFS by the Money Market Fund are lower than the contractual management fees paid of the Cash Reserve Fund.  The effective management fees paid to MFS by the Money Market Fund are equal to the effective management fees, (giving effect to current management fee waivers) paid to MFS by the Cash Reserve Fund;

10.           The combined fund will continue to be managed by MFS;

11.           The compatibility of the Funds’ shareholder service features;

12.           The expected liabilities of each Fund;

13.           The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

14.           Any estimated decrease in investment advisory fees that will be paid to MFS;

15.           The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Cash Reserve Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

16.           The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Money Market Fund considered that the reorganization presents an opportunity for the Money Market Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined fund will bear brokerage commissions and other transaction costs in connection with portfolio repositioning following the merger. The Trustees also considered that the expenses the Money Market Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Money Market Fund would realize as a result of the transaction.

The Boards of Trustees of both Funds also considered that MFS might benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes.  If a Cash Reserve Fund shareholder were to redeem his or her shares to invest in another fund, such as the Money Market Fund, that shareholder would generally recognize gain or loss for federal income tax purposes.  Also, if the Cash Reserve Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders.  By contrast, the proposed reorganization will permit the Cash Reserve Fund’s shareholders to exchange their investment in that fund for an investment in the Money Market Fund without recognition of gain or loss for federal income tax purposes.  After the reorganization, shareholders will be free to redeem any or all of the Money Market Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization.  The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the “Agreement”).  The Agreement provides that the Money Market Fund will acquire the assets and liabilities of the Cash Reserve Fund in exchange for the issuance of Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities.  The Reorganization Shares will be issued on August 24, 2007 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the “Exchange Date”).  The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Cash Reserve Fund will sell its assets to the Money Market Fund and in exchange, the Money Market Fund will assume all liabilities of the Cash Reserve Fund and deliver to the Cash Reserve Fund (i) a number of full and fractional Class A shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class A shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class A shares; (ii) a number of full and fractional Class B shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class B shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class B shares; (iii) a number of full and fractional Class C shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class C shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class C shares; (iv) a number of full and fractional Class R1 shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class R1 shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class R1 shares; (v) a number of full and fractional Class R2 shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class R2 shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class R2 shares; (vi) a number of full and fractional Class R3 shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class R3 shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class R3 shares; (vii) a number of full and fractional Class R4 shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class R4 shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class R4 shares; (viii) a number of full and fractional Class R5 shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class R5 shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class R5 shares; (ix) a number of full and fractional Class 529A shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class 529A shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class 529A shares; (x) a number of full and fractional Class 529B shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class 529B shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class 529B shares; and (xi) a number of full and fractional Class 529C shares having an aggregate net asset value equal to the value of assets of the Cash Reserve Fund attributable to its Class 529C  shares, less the value of the liabilities of the Cash Reserve Fund assumed by the Money Market Fund attributable to such Class 529C shares.

On or as soon after the Exchange Date as is conveniently practicable, the Cash Reserve Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Cash Reserve Fund, the full and fractional Reorganization Shares received by the Cash Reserve Fund, with each shareholder receiving Reorganization Shares for shares previously held in the Cash Reserve Fund. As a result of the proposed transaction, each holder of shares of the Cash Reserve Fund will receive a number of full and fractional corresponding Reorganization Shares equal in aggregate net asset value to the net asset value of the corresponding class of shares of the Cash Reserve Fund held by the shareholder.  This distribution will be accomplished by the establishment of accounts on the share records of the Money Market Fund in the name of such Cash Reserve Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.  New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement.  The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders by the mutual consent of the Money Market Fund and the Cash Reserve Fund.  In addition, either Fund may at its option terminate the Agreement unilaterally at or prior to the

Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

The fees and expenses for the transaction are estimated to be approximately $228,422.  Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement.

Description of the Reorganization Shares.  Reorganization Shares will be issued to the Cash Reserve Fund’s shareholders in accordance with the procedures under the Agreement as described above.  The Reorganization Shares are Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares of the Money Market Fund.  Investors purchasing Class A shares of the Money Market Fund do not pay a sales charge at the time of purchase; therefore, Cash Reserve Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. A Rule 12b-1 fee is not currently in effect for Class A shares of the Cash Reserve Fund, and Class A shares of the Money Market Fund are not subject to the 12b-1 plan.

Class B and Class 529B shares of the Money Market Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase.  For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares and Class 529B Reorganization Shares received by holders of Class B shares and Class 529B shares, respectively, of the Cash Reserve Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares and Class 529B shares of the Cash Reserve Fund.  Class B and Class 529B shares of the Money Market Fund are also subject to a maximum Rule 12b-1 fee of 1.00% of the Fund’s average daily net assets attributable to Class B and Class 529B shares (consisting of a 0.75% distribution fee and 0.25% service fee).  Class B and Class 529B shares will automatically convert to Class A and Class 529A shares, respectively, based on relative net asset value, approximately eight years after purchase.  For purposes of determining the conversion date of Class B Reorganization Shares and Class 529B Reorganization Shares received by holders of Class B and Class 529B  shares, respectively, of the Cash Reserve Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B and Class 529B shares of the Cash Reserve Fund.

Class C and Class 529C shares of the Money Market Fund are also sold without an initial sales charge, but may be subject to a contingent sales charge of 1% if redeemed within twelve months of purchase. For purposes of determining the contingent deferred sales charge payable on a post-reorganization redemption of Class C Reorganization Shares and Class 529C Reorganization Shares received by holders of Class C and Class 529C shares, respectively, of the Cash Reserve Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C and Class 529C shares of the Cash Reserve Fund. Class C and Class 529C shares of the Money Market Fund are also subject to a maximum Rule 12b-1 fee of 1.00% (consisting of a 0.75% distribution fee and 0.25% service fee) of the Fund’s average daily net assets attributable to Class C and Class 529C shares.

Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Money Market Fund are currently sold without sales charges. The foregoing classes, with the exception of Class R5, are, however, subject to maximum Rule 12b-1 fees equal to the following percentages of the Money Market Fund’s average daily net assets attributable to respective classes: 0.25% for Class R4 shares (consisting of a 0.25% service fee), 0.50% for Class R2 and Class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee), and 0.75% for Class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee).

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B and Class 529B shares will have the conversion rights specified above.  The Series Trust IV Declaration of Trust of the Money Market Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Money Market Fund’s shares are currently divided into thirteen classes — Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C.  Class I and Class R shares of the Money Market Fund are not involved in the proposed reorganization.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Money Market Fund.  However, the Series Trust IV Declaration of Trust disclaims shareholder liability for acts or obligations of the Money Market Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Money Market Fund or its Trustees.  The Series Trust IV Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Money Market Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Money Market Fund would be unable to meet its obligations.  The likelihood of such circumstances is remote.  The shareholders of the Cash Reserve Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences.  As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, [although not free from doubt,] on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a)           the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Cash Reserve Fund and the Money Market Fund will each be a “party to a reorganization” within the meaning of
Section 368(b) of the Code;

(b)           under Section 361 of the Code, no gain or loss will be recognized by the Cash Reserve Fund upon the transfer of its assets to the Money Market Fund in exchange for Reorganization Shares and the assumption by the Money Market Fund of the Cash Reserve Fund’s liabilities, or upon the distribution of the Reorganization Shares by the Cash Reserve Fund to its shareholders in liquidation;

(c)           under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Cash Reserve Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Cash Reserve Fund;

(d)           under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Cash Reserve Fund’s shareholders receive in exchange for their Cash Reserve Fund shares will be the same as the aggregate tax basis of the Cash Reserve Fund shares exchanged therefor;

(e)           under Section 1223(1) of the Code, a Cash Reserve Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Cash Reserve Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Cash Reserve Fund shares as a capital asset;

(f)            under Section 1032 of the Code, no gain or loss will be recognized by the Money Market Fund upon receipt of the assets transferred to the Money Market Fund pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the Money Market Fund of the liabilities of the Cash Reserve Fund;

(g)           under Section 362(b) of the Code, the Money Market Fund’s tax basis in the assets that the Money Market Fund receives from the Cash Reserve Fund will be the same as the Cash Reserve Fund’s tax basis in such assets immediately prior to such exchange;

(h)           under Section 1223(2) of the Code, the Money Market Fund’s holding periods in such assets will include the Cash Reserve Fund’s holding periods in such assets; and

(i)            under Section 381 of the Code, the Money Market Fund will succeed to the capital loss carry forwards of the Cash Reserve Fund, if any, but the use by the Money Market Fund of any such capital loss carry forwards (and of capital loss carry forwards of the Money Market Fund) may be subject to limitation under Sections 381, 382, 383 and 384 of the Code.

The opinion will be based on certain factual certifications made by officers of MFS Series Trust I, on behalf of the Cash Reserve Fund, and by officers of MFS Series Trust IV, on behalf of the Money Market Fund, and will also be based on customary assumptions.  Notwithstanding the above, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel.  A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

Prior to the Exchange Date, the Cash Reserve Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distribution to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder.  Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations.  If the reorganization occurs, the tax attributes of the Cash Reserve Fund and the Money Market Fund, including any capital loss carryforwards, will be shared by the surviving combined fund.  Capital loss carry forwards are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.  Under applicable tax laws, the ability of the Money Market Fund, as the surviving combined fund, to use capital loss carry forwards of the Cash Reserve Fund to offset future realized capital gains would potentially be subject to an annual limitation under applicable tax laws.  Other tax rules would prohibit the use of one Fund’s capital loss carry forwards against the other Fund’s “built-in gains” (i.e., net unrealized gains).  The effect of these limitations would depend on the amount of losses and “built-in gains” in each Fund at the time of the reorganization.   Because money market funds, including the Money Market Fund and the Cash Reserve Fund, typically do not accrue significant gains or losses, it is unlikely that these limitations would have any material effect on the combined fund as a result of the reorganization.

Capitalization.  The following table shows the capitalization of the Funds as of February 28, 2007, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Money Market Fund		Cash Reserve	Pro Forma Adjustments		Pro Forma Combined Fund (b)

Net assets (000’s omitted)
Class A	$1,105,433,539		$109,460,982	—		$1,214,894,521
Class B	N/A	*	$169,866,769	—		$169,866,769
Class C	N/A	*	$40,206,932	—		$40,206,932
Class R1	N/A	*	$4,264,081	—		$4,264,081
Class R2	N/A	*	$4,166,462	—		$4,166,462
Class R3	N/A	*	$13,737,706	—		$13,737,706
Class R4	N/A	*	$6,988,288	—		$6,988,288
Class R5	N/A	*	$53,872	—		$53,872
Class 529A	N/A	*	$2,314,977	—		$2,314,977
Class 529B	N/A	*	$296,383	—		$296,383
Class 529C	N/A	*	$676,559	—		$676,559

Shares outstanding (000’s omitted)
Class A	1,105,433,537		109,461,721	109,461,721	(a)	1,214,895,258
Class B	N/A	*	169,868,565	169,868,565	(a)	169,868,565
Class C	N/A	*	40,207,288	40,207,288	(a)	40,207,288
Class R1	N/A	*	4,264,086	4,264,086	(a)	4,264,086
Class R2	N/A	*	4,166,468	4,166,468	(a)	4,166,468
Class R3	N/A	*	13,737,733	13,737,733	(a)	13,737,733
Class R4	N/A	*	6,988,290	6,988,290	(a)	6,988,290
Class R5	N/A	*	53,873	53,873	(a)	53,873
Class 529A	N/A	*	2,314,991	2,314,991	(a)	2,314,991
Class 529B	N/A	*	296,386	296,386	(a)	296,386
Class 529C	N/A	*	676,564	676,564	(a)	676,564

Net asset value per share
Class A	$1.00		$1.00			$1.00
Class B	N/A	*	$1.00			$1.00
Class C	N/A	*	$1.00			$1.00
Class R1	N/A	*	$1.00			$1.00
Class R2	N/A	*	$1.00			$1.00
Class R3	N/A	*	$1.00			$1.00
Class R4	N/A	*	$1.00			$1.00
Class R5	N/A	*	$1.00			$1.00
Class 529A	N/A	*	$1.00			$1.00
Class 529B	N/A	*	$1.00			$1.00
Class 529C	N/A	*	$1.00			$1.00

*  Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C shares of the Money Market Fund were not available for sale as of February 28, 2007.

(a) If the reorganization had taken place on February 28, 2007 the Cash Reserve Fund would have received 109,461,721; 169,868,565; 40,207,288; 4,264,086; 4,166,468; 13,737,733; 6,988,290; 53,873; 2,314,991; 296,386; and 676,564 shares of Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C respectively, of the Money Market Fund, which would be available for distribution to its shareholders.  No assurances can be given as to the number of Reorganization Shares the Cash Reserve Fund will receive on the Closing Date.  The foregoing is merely an example of what the Cash Reserve Fund would have received and distributed had the reorganization been consummated on February 28, 2007, and should not be relied upon to reflect the amount that will be actually received on or after the Closing Date.

Unaudited pro forma combined financial statements of the Funds as of February 28, 2007 and for the twelve-month period then ended are included in the Statement of Additional Information relating to the proposed reorganization.  Because the Agreement provides that the Money Market Fund will be the surviving Fund following the reorganization and because the Money Market Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Cash Reserve Fund to the Money Market Fund as contemplated by the Agreement.

The Trustees of the Cash Reserve Fund, including the Independent Trustees, unanimously recommend approval of the Agreement.

VOTING INFORMATION

Required Vote.  Proxies are being solicited from the Cash Reserve Fund’s shareholders by its Trustees for the Meeting to be held on August 9, 2007 at 10:00 a.m., Eastern time, at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Cash Reserve Fund entitled to vote.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Cash Reserve Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares.  A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation.  Shareholders of record of the Cash Reserve Fund at the close of business on June 8, 2007 (the “record date”) will be entitled vote at the Meeting or any adjournment thereof.  The holders of a majority of the voting power of the shares of the Cash Reserve Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting.  Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Cash Reserve Fund as the vote tabulators for the Meeting.  The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast.  The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Cash Reserve Fund.  To the best of the knowledge of the Cash Reserve Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Cash Reserve Fund’s outstanding shares:

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
[To be updated]

* Percentage owned assuming completion of the reorganization on                  , 2007.

** Believed to be a record owner.

*** Believed to be a beneficial owner.

The votes of the shareholders of the Money Market Fund are not being solicited because their approval or consent is not necessary for this transaction.  As of the record date, the officers and Trustees of the Money Market Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Money Market Fund.  To the best of the knowledge of the Money Market Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Money Market Fund:

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
[To be updated]

* Percentage owned assuming completion of the reorganization on                 , 2007.

** Believed to be a record owner.

*** Believed to be a beneficial owner.

Solicitation of Proxies.  In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone.  In addition, the Cash Reserve Fund has retained at its own expense MIS, an ADP company, to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately $44,200, plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid by the Cash Reserve Fund.  The Cash Reserve Fund may also arrange to have votes recorded by telephone.  The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Shareholders would be asked for their Social Security numbers or other identifying information.  The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions.  To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail.  A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card.  The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting.  To vote via the Internet, you will need the “control” number that appears on your proxy card.  The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.  Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will upon request be reimbursed by the Cash Reserve Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Cash

Reserve Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals.  The Cash Reserve Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by the 1940 Act.  However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees.  If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to Cash Reserve Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting.  The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.  Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment.  If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  They will not vote any proxy that directs them to abstain from voting on the proposal.  The Cash Reserve Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as Independent Registered Public Accounting Firm to both the Money Market Fund and the Cash Reserve Fund.  The audited financial statements of the Money Market Fund and the Cash Reserve Fund for the fiscal year ended August 31, 2006, included in the Funds’ respective Statements of Additional Information, have been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose reports thereon are included in the respective Funds’ Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal year ended August 31, 2006.  The financial statements audited by Deloitte & Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Money Market Fund and the Cash Reserve Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the SEC.  Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Cash Reserve Fund knows of no business other than the matters specified above that will be presented at the Meeting.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Legal Proceedings

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission (“SEC”) regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.  In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFD., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts.  The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this matter.  The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law.  The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)).   The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief.  Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)).  The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds.  Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Cash Reserve Fund, in care of MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

June 18, 2007

MFS CASH RESERVE FUND

500 Boylston Street

Boston, MA 02116

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made this      day of [                    ], 2007, by and between MFS Series Trust IV, a Massachusetts business trust (“Trust IV”), on behalf of MFS Money Market Fund, a segregated portfolio of assets (“series”) thereof (the “Surviving Fund”), and MFS Series Trust I, a Massachusetts business trust (“Trust I”), on behalf of MFS Cash Reserve Fund, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116.  Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust IV, acting on behalf of the Acquired Fund, and Trust I acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, Trust IV, acting on behalf of the Acquired Fund and Trust I, acting on behalf of the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into thirteen classes, including Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares (the “Acquired Fund Shares”).  The Surviving Fund’s shares are divided into fifteen classes (the “Surviving Fund Shares”), including Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C shares (the “Reorganization Shares”), which are the only share classes of the Surviving Fund’s involved in the Reorganization.  Each class of the Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1  The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time  (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2  The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3  On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund.  Such distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Acquired Fund Shares shall be credited with the respective pro rata number of Reorganization Shares due that shareholder).  The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4  The Acquired Fund shall use reasonable efforts to ensure that Acquired  Fund  Shareholders  holding  certificates  representing  their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5  Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6  The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1  The net asset value of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in Trust I’s Amended and Restated Declaration of Trust (“Trust I’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust I’s By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in Trust IV’s  Amended and Restated Declaration of Trust (“Trust IV’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust IV’s By-Laws”) and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2  The  number of Reorganization Shares (including fractional shares, if any,

rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Acquired Fund Shares by the net asset value of a Reorganization Share (computed as set forth in such paragraph).

2.3  Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1  The Closing Date shall be August 24, 2007 or such other date on or before October 31, 2007 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of Trust IV and Trust I, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2  Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Cash Reserve Fund” or in the name of any successor organization.

3.3  If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before October 31, 2007, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4  The  Acquired  Fund  shall  deliver  at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1  Trust I, on behalf of the  Acquired Fund, represents and warrants to Trust IV, on behalf of the Surviving Fund, as follows:

(a) Trust I is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. Neither Trust I nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust I, subject to the approval of the shareholders of the Acquired Fund. Trust I has all necessary federal, state and local authorizations to own all of the properties and assets of Trust I and to carry on its business as now being conducted;

(b) Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of Trust I duly constituted in accordance with the applicable provisions of Trust I’s Declaration of Trust and Trust I’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c) Trust I is not, and the execution, delivery and performance of this Agreement by Trust I will not result, in violation of any provision of Trust I’s Declaration of Trust or Trust I’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I or the Acquired Fund is a party or by which Trust I or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to Trust I or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by Trust IV, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust I or the Acquired Fund, threatened against Trust I or the

Acquired Fund or any of its properties or assets. Neither Trust I nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust I nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of August 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended August 31, 2006 and August 31, 2005 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of August 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of February 28, 2007, and the related statement of operations and statement of changes in net assets for the semi-annual period then ended, (copies of which have been furnished to the Surviving Fund) present fairly in all material respects the financial position of the Acquired Fund as of February 28, 2007, and the results of its operations and changes in net assets for the stated period in accordance with accounting principles generally accepted in the United States of America consistently applied and there are no known actual or contingent liabilities of the Acquired Fund as of the date thereof not disclosed therein;

(h) Since August 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust IV, on behalf of the Surviving Fund.  For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(i) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of Trust I’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects.  The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund.  All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning September 1, 2006 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on August 31, 2006 and the short taxable year beginning on September 1, 2006 and ending on the Closing Date.  Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(k) The authorized capital of Trust I consists of an unlimited number of shares, currently divided into four series and, with respect to the Acquired Fund, into one class at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust I (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust I does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l) Except as previously disclosed to Trust IV, at the Closing Date  the Acquired Fund will have good and marketable title to the Assets and full right,

power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust I, on behalf of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The  information to be furnished by  the  Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(o) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by Trust I’s representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(q) All  of  the  issued  and  outstanding  Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(r) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(s) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2  Trust IV, on behalf of the Surviving Fund, represents and warrants to Trust I, on behalf of the Acquired Fund, as follows:

(a) Trust IV is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement.  Neither  Trust IV nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by  Trust IV on behalf of the Surviving Fund.   Trust IV has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b)  Trust IV is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust IV duly constituted in accordance with the applicable provisions of Trust IV’s Declaration of Trust and Trust IV’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated January 1, 2007, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) Trust IV is not, and the execution, delivery and performance of this

Agreement will not result, in violation of Trust IV’s Declaration of Trust or Trust IV’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust IV or the Surviving Fund is a party or by which Trust IV or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by Trust I, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust IV or the Surviving Fund, threatened against Trust IV or the Surviving Fund or any of its properties or assets.  Neither Trust IV nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust IV nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement  of  assets  and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of August 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended August 31, 2006 and August 31, 2005 (copies of which have been furnished to the Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of August 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of February 28, 2007, and the related statement of operations and statement of changes in net assets for the semi-annual period then ended, (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial position of the Surviving Fund as of February 28, 2007, and the results of its operations and changes in net assets for the stated period in accordance with accounting principles generally accepted in the United States of America consistently applied and there are no known actual or contingent liabilities of the Surviving Fund as of the date thereof not disclosed therein;

(i) Since August 31, 2006, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(j) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects.  The Surviving Fund, has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund.  All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(k) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning September 1, 2006 and ending on the Closing Date.

(l) The authorized capital of Trust IV consists of an unlimited number of shares, currently divided into eight series and, with respect to the Surviving Fund, into eight classes at the date hereof.  All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information).  The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust IV, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund

Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(o) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(p) Trust IV, on behalf of the  Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(q) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(s) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1  Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2  Trust I will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  Trust I covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4  Trust I will provide such information as Trust IV reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5  Subject to the provisions of this Agreement, Trust IV and Trust I each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6  Trust I will furnish to Trust IV on the Closing Date the Statement of Assets and Liabilities.  As promptly as practicable, but in any case within 60 days after the Closing Date, Trust I or its designee will furnish to Trust IV, in such form as is reasonably satisfactory to Trust IV, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7  Trust IV, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8  Trust IV, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.9  Trust I agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of Trust I on behalf of the Acquired Fund

 The obligations of Trust I to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of Trust IV, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  Trust IV, on behalf of the Surviving Fund, shall have delivered to Trust I on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust I and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust IV and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as Trust I shall reasonably request; and

6.3  Trust I shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to Trust I, to the effect that:

(a)                Trust IV is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Surviving Fund is a separate series of Trust IV duly constituted in accordance with Trust I’s Declaration of Trust and Trust IV’s By-Laws;

(b)               this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust I on behalf of the Acquired Fund, is a valid and binding obligation of Trust IV and the Surviving Fund enforceable against Trust IV and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)                assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust IV’s Declaration of Trust or Trust IV’s By-Laws;

(d)               the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust IV’s Declaration of Trust or Trust IV’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust IV or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust IV or the Surviving Fund is a party or by which it is bound;

(e)                to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust IV or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)                  the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust IV or the Surviving Fund, are accurate in all material respects;

(g)               to the knowledge of such  counsel, there are no legal or governmental proceedings relating to Trust IV or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)               to the knowledge of such counsel, Trust IV is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i)                   except as may have been previously disclosed by Trust IV, on behalf of the Surviving Fund, in writing to Trust I, on behalf of the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust IV or the Surviving Fund or any of their properties or assets, and neither Trust IV nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not  misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust I or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust I, its Board of Trustees and its officers and the Acquired Fund.  Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust I may reasonably request.

7. Conditions Precedent to Obligations of Trust IV on behalf of the Surviving Fund

The obligations of Trust IV, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust I, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of Trust I, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  Trust I, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust I;

7.3  Trust I, on behalf of the Acquired Fund, shall have delivered to Trust IV on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Trust I, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4  Trust IV shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a)                Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Acquired Fund is a separate series of Trust I duly constituted in accordance with Trust I’s Declaration of Trust and Trust I’s By-Laws;

(b)               this Agreement has been duly authorized, executed and delivered by Trust IV and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust IV, on behalf of the Surviving Fund, is a valid and binding obligation of Trust I and the Acquired Fund enforceable against Trust I and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)                Trust I, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(d)               the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust I’s  Declaration of Trust or Trust I’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust I or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust I or the Surviving Fund is a party or by which it is bound;

(e)                to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)                  the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust I and the Acquired Fund, are accurate in all material respects;

(g)               to the knowledge of such  counsel, there are no legal or governmental proceedings relating to Trust I or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h)               assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i)                   to the knowledge of such counsel, Trust I is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j)                   except as may have been previously disclosed by Trust I on behalf of the Acquired Fund, in writing to Trust IV, on behalf of the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust I or the Acquired Fund or any of the Acquired Fund’s properties or assets, and Trust I is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of Trust I and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust I or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust IV or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust IV, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5  The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust IV’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8.              Further Conditions Precedent to Obligations of Trust IV on behalf of the Surviving Fund  and Trust I on behalf of the Acquired Fund

The obligations of Trust IV hereunder are, at the option of Trust I, and the obligations of Trust I hereunder are, at the option of Trust IV, each subject to the further conditions that on or before the Closing Date:

8.1  This  Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust I’s Declaration of Trust and Trust IV’s By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by Trust IV, on behalf of the Surviving Fund, or Trust I on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust IV, on behalf of the Surviving Fund, or Trust I, on behalf of the Acquired Fund may waive any such conditions for itself, respectively;

8.4  The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The  Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c)

all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on August 31, 2006 and the short taxable year beginning on September 1, 2006 and ending on the Closing Date;

8.6  Trust IV and Trust I shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”).  In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, [although not free from doubt], based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)                      the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)                     no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c)                      the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d)                     the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e)                      no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the  Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Agreement;

(f)                        no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g)                     the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefore;

(h)                     an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefore, provided that he or she held such Acquired Fund shares as capital assets; and

(i)                         the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  Trust I and Trust IV each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion.  Notwithstanding anything herein to the contrary, Trust I and Trust IV may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7  The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9.              Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1  Trust I and Trust IV each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2  Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3  Reorganization  Shares issued in connection with the Reorganization will not be subject to any initial sales charge;  however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph  1.4 hereof will, for purposes of calculating the CDSC, if applicable, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4  Trust I agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing September 1, 2006 and ending on the Closing Date.

9.5  Trust I, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to Trust IV, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended August 31, 2005 and August 31, 2006, and the short taxable year commencing on September 1, 2006 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10.       Entire Agreement

Trust I and Trust IV agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. Termination

11.1  This Agreement may be terminated by the mutual agreement of Trust I and  Trust IV.  In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a)                      a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b)                     a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2  In the event of any such termination, there shall be no liability for damages on the part of either Trust I or Trust IV, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust IV and Trust I; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to Trust I, on behalf of the MFS Cash Reserve Fund  or Trust IV, on behalf the MFS Money Market Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  A copy of Trust I’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.  Trust IV acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder.  Trust IV further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6  A copy of Trust IV’s  Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust I  acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust IV in accordance with its proportionate interest hereunder.  Trust I further acknowledges that the assets and liabilities of each series of Trust IV are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.7  Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS SERIES TRUST I, on its behalf and on behalf of its series, MFS CASH RESERVE FUND

By:

MFS SERIES TRUST IV, on its behalf and on behalf of its series, MFS MONEY MARKET FUND

By:

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of
MFS CASH RESERVE FUND,
a series of MFS Series Trust I
by and exchange for shares of
MFS MONEY MARKET FUND,
a series of MFS Series Trust IV

June 18, 2007

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Money Market Fund (the “Money Market Fund”) dated June 18, 2007 relating to the sale of all or substantially all of the assets of the MFS Cash Reserve Fund (the “Cash Reserve Fund”) to the Money Market Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.  This Statement should be read in conjunction with the Prospectus.   Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or by calling 1-800-225-2606.

TABLE OF CONTENTS

Additional Information about the Money Market Fund	B-1
Additional Information about the Cash Reserve Fund	B-1
Independent Registered Public Accounting Firm and Financial Statements	B-2
Unaudited Pro Forma Financial Statements	B-2

ADDITIONAL INFORMATION ABOUT THE MONEY MARKET FUND

The Money Market Fund’s Statement of Additional Information dated January 1, 2007, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE CASH RESERVE FUND

The Cash Reserve Fund’s Statement of Additional Information dated January 1, 2007, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Cash Reserve Fund and for the Money Market Fund, providing audit services, tax return review and other related services and assistance in connection with the review of various Securities and Exchange Commission filings for Money Market Fund and Cash Reserve Fund.

The following documents are incorporated by reference into this Statement: (i) the Cash Reserve Fund’s Annual Report for the fiscal year ended August 31, 2006; (ii) the Money Market Fund’s Annual Report for the fiscal year ended August 31, 2006; (iii) the Cash Reserve Fund’s Semi-Annual Report for the semi-annual period ended February 28, 2007 and (iv) the Money Market Fund’s Semi-Annual Report for the semi-annual period ended February 28, 2007.  The audited annual financial statements for the Cash Reserve Fund and the Money Market Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at
1-202-942-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on February 28, 2007 and the unaudited pro forma combined statement of operations for the twelve months ended February 28, 2007 presents the results of operations of Money Market Fund as if the combination with Cash Reserve Fund had been consummated on the first day of the twelve-month period ended February 28, 2007.  The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the twelve-month period ended February 28, 2007.  The historical statements have been derived from the Cash Reserve Fund’s and the Money Market Fund’s books and records utilized in calculating daily net asset value on February 28, 2007 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Cash Reserve Fund to the Money Market Fund in exchange for the assumption by the Money Market Fund of the stated liabilities of the Cash Reserve Fund and for a number of the Money Market Fund’s shares equal in value to the value of the net assets of the

Cash Reserve Fund transferred to the Money Market Fund.  Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Money Market Fund for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Cash Reserve Fund and the Money Market Fund incorporated by reference in this Statement of Additional Information.

Portfolio of Investments and Pro Forma Combined Portfolio of Investments (Unaudited)

February 28, 2007

Investment Type

Certificates of Deposit - (8.5%, 13.3%, and 9.7% respectivley)	MFS Money Market Fund		MFS Cash Reserve Fund		Pro Forma Adjustments	Pro Forma Combined Fund
Issuer	Shares/Par	Value($)	Shares/Par	Value($)		Shares/Par	Value($)

Major Banks
Barclays Bank PLC, NY, 5.31%, due 3/13/07	$—	$—	$7,200,000	$7,200,000		$7,200,000	$7,200,000

Other Banks & Diversified Financials
Natexis Banques Populaires, NY, 5.34%, due 8/13/07	$16,000,000	$16,000,000	$11,000,000	$11,000,000		$27,000,000	$27,000,000
Royal Bank of Canada, New York Branch, 5.32%, due 6/21/07	40,250,000	40,250,000	12,700,000	12,700,000		52,950,000	52,950,000
UBS AG, Stamford CT Branch, 5.355%, due 3/06/07	37,768,000	37,768,000	15,933,000	15,933,000		53,701,000	53,701,000
		$94,018,000		$39,633,000

Total Certificates of Deposit, at Amortized Cost and Value		$94,018,000		$46,833,000			$140,851,000

Commercial Paper - 91.1%, 87.7%, and 90.3% respectivley (y)
Asset Backed & Securitized
Yorktown Capital LLC, 5.32%, due 3/01/07 (t)	$—	$—	$1,968,000	$1,968,000		$1,968,000	$1,968,000
Yorktown Capital LLC, 5.255%, due 3/07/07 (t)	40,184,000	40,148,806	9,176,000	9,170,041		49,360,000	49,318,847
Yorktown Capital LLC, 5.25%, due 4/02/07 (t)	266,000	264,759	3,025,000	3,010,883		3,291,000	3,275,642
		$40,413,565		$14,148,924			$54,562,489
Automotive
Toyota Motor Credit Corp., 5.2%, due 7/27/07	$5,890,000	$5,764,085	$7,740,000	$7,574,536		$13,630,000	$13,338,621

Brokerage & Asset Managers
Morgan Stanley, Inc., 5.22%, due 5/04/07	$3,383,000	$3,351,606	—	$—		$3,383,000	$3,351,606

Electrical Equipment
General Electric Co., 5.215%, due 6/29/07	$43,710,000	$42,950,175	$11,230,000	$11,034,785		54,940,000	53,984,960

Financial Institutions
Barton Capital Corp., 5.33%, due 3/01/07 (t)	$29,727,000	$29,727,000	$—	$—		$29,727,000	$29,727,000
Barton Capital Corp., 5.25%, due 3/08/07 (t)	14,292,000	14,277,410	14,926,000	14,910,763		29,218,000	29,188,173
Bryant Park Funding LLC, 5.24%, due 5/15/07 (t)	—	—	3,000,000	2,967,250		3,000,000	2,967,250
CAFCO LLC, 5.25%, due 3/02/07 - 3/07/07 (t)	1,150,000	1,149,832	9,090,000	9,085,656		10,240,000	10,235,488
CRC Funding LLC, 5.25%, due 3/09/07 - 3/28/07 (t)	34,190,000	34,105,687	10,050,000	10,038,275		44,240,000	44,143,962
CRC Funding LLC, 5.27%, due 3/16/07 (t)	4,900,000	4,889,240	—	—		4,900,000	4,889,240
CRC Funding LLC, 5.235%, due 5/30/07 (t)	—	—	4,067,000	4,013,773		4,067,000	4,013,773
Ciesco LLC, 5.25%, due 3/09/07 (t)	34,722,000	34,687,832	7,673,000	7,664,048		42,395,000	42,351,880
Citibank Credit Card Issuance Trust, 5.25%, due 3/13/07 - 3/16/07 (t)	42,151,000	42,063,642	14,940,000	14,910,211		57,091,000	56,973,853
Edison Asset Securitization LLC, 5.23%, due 5/23/07 (t)	—	—	3,455,000	3,413,339		3,455,000	3,413,339
Fairway Finance Corp., 5.26%, due 3/15/07 (t)	20,295,000	20,253,485	—	—		20,295,000	20,253,485
Falcon Asset Securitization Co. LLC, 5.32%, due 3/01/07 (t)	43,134,000	43,134,000	13,560,000	13,560,000		56,694,000	56,694,000
Falcon Asset Securitization Co. LLC, 5.25%, due 4/25/07 (t)	—	—	594,000	589,236		594,000	589,236
Govco LLC, 5.24%, due 3/07/07 (t)	9,312,000	9,303,868	2,360,000	2,357,939		11,672,000	11,661,807
Govco LLC, 5.25%, due 3/26/07 - 4/10/07 (t)	30,914,000	30,735,668	—	—		30,914,000	30,735,668
Govco LLC, 5.245%, due 5/16/07 (t)	—	—	2,515,000	2,487,152		2,515,000	2,487,152
Jupiter Securitization Corp., 5.32%, due 3/01/07 (t)	—	—	8,447,000	8,447,000		8,447,000	8,447,000
Jupiter Securitization Corp., 5.26%, due 3/08/07 - 3/19/07 (t)	22,928,000	22,903,008	—	—		22,928,000	22,903,008
Kitty Hawk Funding Corp., 5.25%, due 3/30/07 (t)	17,140,000	17,067,512	14,820,000	14,757,324		31,960,000	31,824,836
Kitty Hawk Funding Corp., 5.24%, due 5/10/07 (t)	23,690,000	23,448,625	—	—		23,690,000	23,448,625
Old Line Funding LLC, 5.255%, due 3/06/07 (t)	13,275,000	13,265,311	—	—		13,275,000	13,265,311
Old Line Funding LLC, 5.25%, due 3/15/07 (t)	10,204,000	10,183,167	—	—		10,204,000	10,183,167
Old Line Funding LLC, 5.26%, due 3/19/067 (t)	795,000	792,909	14,538,000	14,499,762		15,333,000	15,292,671
Ranger Funding Co. LLC, 5.25%, due 3/01/07 - 3/12/07 (t)	42,180,000	42,142,758	14,776,000	14,763,401		56,956,000	56,906,159
Regency Markets, No. 1 LLC, 5.26%, due 3/20/07 (t)	—	—	2,191,000	2,184,918		2,191,000	2,184,918
Regency Markets, No. 1 LLC, 5.25%, due 4/16/07 (t)	42,255,000	41,971,539	12,810,000	12,724,066		55,065,000	54,695,605
Scaldis Capital LLC, 5.26%, due 3/12/07 (t)	2,341,000	2,337,237	—	—		2,341,000	2,337,237
Scaldis Capital LLC, 5.25%, due 3/27/07 (t)	700,000	697,346	4,700,000	4,682,179		5,400,000	5,379,525
Sheffield Receivables Corp., 5.25%, due 4/20/07 - 4/23/07 (t)	15,905,000	15,784,651	—	—		15,905,000	15,784,651
Thunder Bay Funding LLC, 5.26%, due 3/09/07 (t)	42,299,000	42,249,557	—	—		42,299,000	42,249,557
Thunder Bay Funding LLC, 5.25%, due 3/19/07 (t)	—	—	9,600,000	9,574,800		9,600,000	9,574,800
Windmill Funding Corp., 5.25%, due 3/01/07 (t)	40,949,000	40,949,000	10,549,000	10,549,000		51,498,000	51,498,000
Windmill Funding Corp., 5.24%, due 5/04/07 (t)	1,000,000	990,684	—	—		1,000,000	990,684
		$539,110,968		$178,180,092		—	$717,291,060
Insurance
Metlife, Inc., 5.24%, due 3/05/07 (t)	$—	$—	$1,000,000	$999,418		$1,000,000	$999,418
Metlife, Inc., 5.25%, due 4/12/07 (t)	42,438,000	42,221,203	5,600,000	5,565,700		48,038,000	47,786,903
		$42,221,203		$6,565,118			$48,786,321
Major Banks
Abbey National North America LLC, 5.32%, due 3/01/07	$29,017,000	$29,017,000	$—	$—		$29,017,000	$29,017,000
Barclays U.S. Funding Corp., 5.24%, due 3/26/07	4,425,000	4,408,898	5,410,000	5,390,314		9,835,000	9,799,212
Barclays U.S. Funding Corp., 5.21%, due 7/09/07	37,920,000	37,206,577	1,630,000	1,599,333		39,550,000	38,805,910
HBOS Treasury Services PLC, 5.26%, due 3/05/07	—	—	2,825,000	2,823,349		2,825,000	2,823,349
HBOS Treasury Services PLC, 5.245%, due 3/14/07	2,145,000	2,140,937	—	—		2,145,000	2,140,937
HBOS Treasury Services PLC, 5.255%, due 3/21/07	—	—	390,000	388,861		390,000	388,861
HBOS Treasury Services PLC, 5.25%, due 4/30/07	34,308,000	34,032,884	2,450,000	2,428,563		36,758,000	36,461,447
HBOS Treasury Services PLC, 5.24%, due 5/10/07	7,200,000	7,126,640	8,700,000	8,611,357		15,900,000	15,737,997
Societe Generale North America, 5.25%, due 3/08/07	—	—	115,000	114,883		115,000	114,883
Societe Generale North America, 5.26%, due 3/12/07	5,800,000	5,790,678	—	—		5,800,000	5,790,678
Societe Generale North America, 5.23%, due 3/29/07	35,160,000	35,016,977	13,961,000	13,904,210		49,121,000	48,921,187
		$154,740,591		$35,260,870			190,001,461
Other Banks & Diversified Financials
Citigroup Funding, Inc., 5.26%, due 3/20/07	$4,140,000	$4,128,507	$14,688,000	$14,647,224		$18,828,000	$18,775,731
Citigroup Funding, Inc., 5.25%, due 6/19/07	39,995,000	39,353,414	—	—		39,995,000	39,353,414
DEPFA Bank PLC, 5.25%, due 4/16/07 (t)	7,541,000	7,490,412	—	—		7,541,000	7,490,412
DEPFA Bank PLC, 5.24%, due 5/22/07 (t)	14,166,000	13,996,921	7,426,000	7,337,367		21,592,000	21,334,288
DEPFA Bank PLC, 5.22%, due 5/30/07 (t)	8,043,000	7,938,039	—	—		8,043,000	7,938,039
DEPFA Bank PLC, 4.98%, due 12/21/07 (t)	15,200,000	14,579,713	7,000,000	6,714,342		22,200,000	21,294,055
Deutsche Bank Financial LLC, 5.33%, due 3/01/07	44,005,000	44,005,000	10,413,000	10,413,000		54,418,000	54,418,000
ING America Insurance Holdings, Inc., 5.26%, due 3/14/07	42,000,000	41,920,225	3,910,000	3,902,573		45,910,000	45,822,798
Svenska Handelsbanken Inc., 5.23%, due 4/04/07	946,000	941,327	9,016,000	8,971,466		9,962,000	9,912,793
Svenska Handelsbanken Inc., 5.245%, due 5/02/07	—	—	3,881,000	3,845,943		3,881,000	3,845,943
UBS Finance Delaware LLC, 5.26%, due 3/07/07	2,000,000	1,998,247	—	—		2,000,000	1,998,247
UBS Finance Delaware LLC, 5.25%, due 4/20/07 - 5/30/07	765,000	755,630	—	—		765,000	755,630
UBS Finance Delaware LLC, 5.21%, due 7/05/07	1,633,000	1,603,222	—	—		1,633,000	1,603,222
		$178,710,657		$55,831,915			$234,542,572

Total Commercial Paper, at Amortized Cost and Value		$1,007,262,850		$308,596,240			$1,315,859,090

Total Investments, at Amortized Cost and Value		$1,101,280,850		$355,429,240			$1,456,710,090

Other Assets, Less Liabilities (0.4%, -1.0%, and 0.0%, respectively)		4,152,689		(3,396,229)			756,460

Net Assets (100.0%, 100.0% and 100.0%, respectively)		$1,105,433,539		$352,033,011	$—		$1,457,466,550

(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y) The rate shown represents an annualized yield at time of purchase.

While the Funds have similar investment objectives, strategies and policies, it is anticipated certain portfolio securities received from the Target Fund in the reorganization will subsequently be sold by the Acquiring Fund and replaced with securiites that reflect the Acquiring Fund’s broader investment mandate.  Any such transactions are not reflected in these pro forma finanicial statements.

Pro Forma Combined Statement of Assets and Liabilities (Unaudited)

At February 28, 2007

	MFS	MFS	Pro Forma		Pro Forma
	Money Market Fund	Cash Reserve Fund	Adjustments		Combined Fund
Assets

Investments, at amortized cost and value	$1,101,280,850	$355,429,240	—		$1,456,710,090
Cash	232	852	—		1,084
Receivable for fund shares sold	11,537,121	5,297,031	—		16,834,152
Interest receivable	1,074,324	541,083	—		1,615,407
Other assets	18,467	7,034	—		25,501
Total assets	$1,113,910,994	$361,275,240	$—		$1,475,186,234
Liabilities
Distributions payable	$161,441	$48,329	$(228,422	)(A)	$(18,652)
Payable for fund shares reacquired	7,894,426	8,802,840	—		16,697,266
Payable to affiliates
Management fee	9,018	2,894	—		11,912
Shareholder servicing costs	298,105	228,188	—		526,293
Distribution and service fees	—	12,303	—		12,303
Administrative services fee	1,091	386	—		1,477
Program manager fees	—	45	—		45
Retirement plan administration and services fees	—	320	—		320
Payable for independent trustees’ compensation	39,998	29,233	—		69,231
Estimated reorganization costs	—	—	228,422	(B)	228,422
Accrued expenses and other liabilities	73,376	117,691	—		191,067
Total liabilities	$8,477,455	$9,242,229	$—		$17,719,684
Net assets	$1,105,433,539	$352,033,011	$—		$1,457,466,550

Net assets consist of
Paid-in capital	$1,105,433,485	$352,035,943	$—		$1,457,469,428
Accumulated net realized gain (loss) on investments	(8,515)	(1,256)	—		(9,771)
Undistributed net investment income (loss)	8,569	(1,676)	—		6,893
Total	$1,105,433,539	$352,033,011	$—		$1,457,466,550

Net assets
Class A shares	$1,105,433,539	$109,460,982	—		$1,214,894,521
Class B shares	—	169,866,769	—		169,866,769
Class C shares	—	40,206,932	—		40,206,932
Class R1 shares	—	4,264,081	—		4,264,081
Class R2 shares	—	4,166,462	—		4,166,462
Class R3 shares	—	13,737,706	—		13,737,706
Class R4 shares	—	6,988,288	—		6,988,288
Class R5 shares	—	53,872	—		53,872
Class 529A shares	—	2,314,977	—		2,314,977
Class 529B shares	—	296,383	—		296,383
Class 529C shares	—	676,559	—		676,559
Total	$1,105,433,539	$352,033,011	$—		$1,457,466,550

Shares outstanding
Class A shares	1,105,433,537	109,461,721	109,461,721	(C)	1,214,895,258
Class B shares	—	169,868,565	169,868,565	(C)	169,868,565
Class C shares	—	40,207,288	40,207,288	(C)	40,207,288
Class R1 shares	—	4,264,086	4,264,086	(C)	4,264,086
Class R2 shares	—	4,166,468	4,166,468	(C)	4,166,468
Class R3 shares	—	13,737,733	13,737,733	(C)	13,737,733
Class R4 shares	—	6,988,290	6,988,290	(C)	6,988,290
Class R5 shares	—	53,873	53,873	(C)	53,873
Class 529A shares	—	2,314,991	2,314,991	(C)	2,314,991
Class 529B shares	—	296,386	296,386	(C)	296,386
Class 529C shares	—	676,564	676,564	(C)	676,564
Total	1,105,433,537	352,035,965	352,035,965		1,457,469,502

Net asset value
Class A shares	$1.00	$1.00			$1.00
Class B shares	$—	$1.00			$1.00
Class C shares	$—	$1.00			$1.00
Class R1 shares	$—	$1.00			$1.00
Class R2 shares	$—	$1.00			$1.00
Class R3 shares	$—	$1.00			$1.00
Class R4 shares	$—	$1.00			$1.00
Class R5 shares	$—	$1.00			$1.00
Class 529A shares	$—	$1.00			$1.00
Class 529B shares	$—	$1.00			$1.00
Class 529C shares	$—	$1.00			$1.00

(A)         Reflects deferred distributions payable attributable to reorganization costs.

(B)           Adjustments are the result of reorganization expenditures and will not be borne by the pro forma combined fund on a going forward basis.

(C)           If the reorganization had taken place on February 28, 2007 the MFS Cash Reserve Fund would have received 109,461,721, 169,868,565, 40,207,288, 4,264,086, 4,166,468, 13,737,733, 6,988,290, 53,873, 2,314,991, 296,386, and 676,564 shares of Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C respectively, of the MFS Money Market Fund, which would be available for distribution to its shareholders.  No assurances can be given as to the number of Reorganization Shares the MFS Cash Reserve Fund will receive on the Exchange Date.  The foregoing is merely an example of what the MFS Cash Reserve Fund would have received and distributed had the reorganization been consummated on February 28, 2007, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Pro Forma Combined Statement of Operations (Unaudited)

For the year ended February 28, 2007

	MFS	MFS	Pro Forma		Pro Forma
	Money Market Fund	Cash Reserve Fund	Adjustments		Combined Fund
Net investment income
Interest income	$49,331,928	$19,793,187	$—		$69,125,115

Expenses -
Management fee	$4,281,082	$2,081,358	$(729,493	)(B)	$5,632,947
Distribution and service fees	—	2,648,287			2,648,287
Program manager fees	—	7,622	—		7,622
Shareholder servicing costs	1,329,330	810,224	—		2,139,554
Administrative services fee	172,627	74,758	(12,333	)(C)	235,052
Retirement plan administration and services fees	—	32,192	(10,140)		22,052
Independent trustees’ compensation	25,938	15,824	(10,250	)(A)	31,512
Custodian fee	165,408	99,949	(75,000	)(A)	190,357
Shareholder communications	49,171	73,378	(5,000	)(A)	117,549
Auditing fees	25,955	31,057	(31,057	)(A)	25,955
Legal fees	20,895	9,344	(2,500	)(A)	27,739
Miscellaneous	87,997	141,258	(75,000	)(A)	154,255
Total expenses	$6,158,403	$6,025,251	$(950,773)		$11,232,881
Fees paid indirectly	(136,551)	(32,229)	—		(168,780)
Reduction of expenses by investment adviser and distributor	(2,863,176)	(1,531,190)	739,633	(B)(D)	(3,654,733)
Net expenses	$3,158,676	$4,461,832	$(211,140)		$7,409,368
Net investment income	$46,173,252	$15,331,355	$211,140		$61,715,747

(A)         Expenditures are reduced as a result of the elimination of duplicative functions.

(B)           Expenditures are adjusted to reflect the application of management fee rates in effect for the Pro Forma Combined Fund.

(C)           Expenditures are increased as a result of the current administrative services fee rates in effect for the Pro Forma Combined Fund.

(D)          Expenditures are adjusted to reflect the application of retirement administrative fee rates in effect for the Pro Forma Combined Fund.

MFS Money Market Fund and
MFS Cash Reserve Fund

Notes to Pro Forma Combined Financial Statements
February 28, 2007
(Unaudited)

(1) Description of the Fund

The MFS Money Market Fund, (Acquiring Fund) is a series of MFS Series Trust IV (the trust).  The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Acquiring Fund consists of 1 class of shares: Class A.  All shareholders bear the common expenses of the fund based on the value of settled shares outstanding.

(2) Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of the MFS Cash Reserve Fund (Target Fund) into the Acquiring Fund, (the Acquiring Fund and Target Fund combined are referred to herein as the fund), as if such reorganization had taken place as of February 28, 2007 at the respective net asset value on that date, the semiannual period of the Acquiring Fund.  The Pro Forma combined Statement of Operations assumes that the reorganization had occurred on the first day of the 12 month period ended February 28, 2007.  The Acquiring Fund will be the accounting survivor, based upon an analysis of factors including the surviving fund portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and Target Fund included in their respective semiannual reports dated February 28, 2007.

(3)  Accounting Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4) Portfolio Valuation

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

(5)  Reorganization Costs

Costs associated with the reorganization will be borne directly by the Target Fund and the Acquiring Fund.  These costs are estimated at $228,422, of which $155,922 and $72,500 will be borne by the Target Fund and Acquiring Fund, respectively.

(6) Shares of Beneficial Interest

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on February 28, 2007, had the acquisition taken place on February 28, 2007.  In exchange for the net assets of the Target Fund each class of shares of the Acquiring Fund would have been issued based upon the per share net asset value as follows:

	Class A	Class B	Class C
Net assets – Target Fund	$109,460,982	$169,866,769	$40,206,932
Shares – Acquiring Fund	109,461,721	169,868,565	40,207,288
Net asset value – Acquiring Fund	$1.00	$1.00	$1.00

	Class R1	Class R2	Class R3
Net assets – Target Fund	$4,264,081	$4,166,462	$13,737,706
Shares – Acquiring Fund	4,264,086	4,166,468	13,737,733
Net asset value – Acquiring Fund	$1.00	$1.00	$1.00

	Class R4	Class R5	Class 529A	Class 529B	Class 529C
Net assets – Target Fund	$6,988,288	$53,872	$2,314,977	$296,383	$676,559
Shares – Acquiring Fund	6,988,290	53,873	2,314,991	296,386	676,564
Net asset value – Acquiring Fund	$1.00	$1.00	$1.00	$1.00	$1.00

(7) Tax Matters and Distributions

The fund’s policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments.  Accordingly, no provision for federal income or excise tax is provided.  Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Acquiring Fund and the Target Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Acquiring Fund is limited by the Internal Revenue Code.

2

MIS EDITS: # OF CHANGES       /       PRF 1      PRF 2

LABEL BELOW FOR MIS USE ONLY!
PO# C-2010 OK TO PRINT AS IS*                         *By signing this form you are authorizing

MFS #XXX/XXX	MIS to print this form in its current state.
MFS CASH RESERVE
ORIGINAL 2-UP X-XX-07 JM	SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE

FRANK/LINDA (MFS CASH RESERVE 2007 FG-LG) REVISION #1 X-XX-07 KD CHANGED TO 1UP POLY X-XX-07 KD

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-888-221-0697
OR LOG ON TO WWW.PROXYWEB.COM

999 999 999 999 99 I THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

PROXY FOR A MEETING OF SHAREHOLDERS
MFS CASH RESERVE FUND	TO BE HELD ON THURSDAY, AUGUST 9, 2007

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, Tracy A. Atkinson and Susan A. Pereira, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Cash Reserve Fund, on Thursday, August 9, 2007, at 10:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted for proposal 1. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. The Trustees recommend a vote for the proposal on the reverse side.

Please be sure to sign and date this Proxy.

Date: Shareholder sign here (Sign in the Box)

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

MFS MCF - fg
MIS EDITS: # OF CHANGES / PRF 1 PRF 2
LABEL BELOW FOR MIS USE ONLY!
PO# C-2010 OK TO PRINT AS IS* *By signing this form you are authorizing

MFS #XXX/XXX
MFS CASH RESERVE

ORIGINAL 2-UP X-XX-07 JM	SIGNATURE OF PERSON AUTHORIZING PRINTING			DATE

FRANK/LINDA (MFS CASH RESERVE 2007 FG-LG) REVISION #1 X-XX-07 KD REVISION #2 X-XX-07 KD CHANGED TO 1UP POLY X-XX-07 KD

Please fill in a box as shown using black or blue ink or number 2 pencil. 0X PLEASE DO NOT USE FINE POINT PENS.		THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

1.  Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS Cash Reserve Fund to MFS Money Market Fund, in exchange solely for shares of beneficial interest in MFS Money Market Fund and the assumption by MFS Money Market Fund of the liabilities of MFS Cash Reserve Fund, and the distribution of the MFS Money Market Fund shares to the shareholders of MFS Cash Reserve Fund in liquidation of MFS Cash Reserve Fund.

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

MFS SERIES TRUST IV

MFS® MONEY MARKET FUND

PART C

Item 15.                                                    INDEMNIFICATION

The Trustees and officers of the Trust and the personnel of the Trust’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy.  The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference is hereby made to (a) Article V of the Trust’s Amended and Restated Declaration of Trust, dated as of December 16, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 29, 2004 and (b) Section 9 of the Shareholder Servicing Agent Agreement dated as of August 1, 1985, incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 28, 1995.

Item 16.                                                    EXHIBITS

1                  (a)   Amended and Restated Declaration of Trust, dated December 16, 2004.  (21)

(b)         Amendment, dated March 10, 2005, to the Declaration of Trust — Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Mid Cap Growth Fund.  (22)

(c)          Amendment, dated April 1, 2005, to the Declaration of Trust — Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Mid Cap Growth Fund.  (22)

(d)         Amendment, dated March 30, 2007, to the Declaration of Trust — Redesignation of Class “A” Shares as Class A Shares, and Establishment and Designation of Class B Shares, Class C Shares, Class I Shares, Class 529A Shares, Class 529B Shares, Class 529C Shares, Class R Shares, Class R1 Shares, Class R2 Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Money Market Fund; filed herewith.

2                  (a)   Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004.  (23)

(b)         Appendix A, dated June 28, 2005 as revised, February 27, 2007, to the Master Amended and Restated By-Laws, dated January 1, 2002.  (9)

3                                          Not Applicable.

4                                          Form of Agreement and Plan of Reorganization; included as Exhibit A to MFS Cash Reserve Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

5                                          Copies of instruments defining the rights of shareholders, including the relevant portions of:  the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through April 1, 2005 (see Section 6.2), and the Amended and Restated By-Laws, dated January 1, 2002 as revised June 23, 2004 (see Article III).   (3)

6                                          Investment Advisory Agreement for the Trust, dated January 1, 2002.  (15)

7                  (a)   Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995.  (1)

(b)         Dealer Agreement between MFS Fund Distributors, Inc. (“MFD”) and a dealer as of September, 2004; Mutual Fund Agreement effective May 2002;  Supplement to Mutual Fund Agreement October 2004; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement effective September, 2006; Notice of Amendment to Dealer or Mutual Fund Agreement effective August 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement August, 2006.   (4)

8                  (a)   Retirement Plan for Non-Interested Person Trustees, as amended and restated February 17, 1999.  (6)

(b)         Amendment to the Master Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002.  (16)

(c)          Retirement Benefit Deferral Plan dated July 1, 2002.  (16)

9                  (a)   Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated July 2, 2001.  (28)

(b)         Exhibit A, dated July 26, 2006, to the Master Custodian Contract between Registrant and State Street Bank and Trust Company and the Global Custody Agreement with JP Morgan Chase Bank, dated July 2, 2001, to include MFS Sector Rotational Fund.  (29)

(c)          Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company.  (30)

(d)         Revised Schedule A as of September 30, 2005 to Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement, dated July 2, 2001, with State Street Bank and Trust Company.  (31)

(e)          Amendment, dated December 28, 2004 to the Master Custodian Agreement with State Street Bank and Trust Company.  (32)

10            (a)   Master Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, and Amended and Restated effective October 25, 2006.  (27)

(b)         Exhibit A, dated February 27, 2007, to the Master Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997 and Amended and Restated October 25,
2006.  (5)

(c)          Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated October 25, 2006.  (8)

11                                    Opinion of Susan Newton, including consent, dated May 9, 2007; filed herewith.

12                                    Form of Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

13            (a)   Shareholder Servicing Agent Agreement, dated August 1, 1985.  (1)

(b)         Amendment, dated April 1, 2003, to the Amended and Restated Shareholder Servicing Agreement.  (19)

(c)          Amendment to Shareholder Servicing Agreements, dated February 22, 2005.  (14)

(d)         Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2006.  (20)

(e)          Appendix A to the Master Administrative Services Agreement, dated as of February 27, 2007.  (9)

(f)            Master 529 Administrative Services Agreement, dated August 1, 2002.  (18)

(g)         Addendum, dated October 16, 2002, to Master 529 Administrative Services Agreement.  (10)

(h)         Exhibit A, dated July 20, 2004, to the Master 529 Administrative Services Agreement.  (12)

(i)             Master Class R Plan Administration and Service Agreement, as of April 1, 2005.  (13)

(j)             Exhibit A, dated July 26, 2005, to the Master Class R Plan Administration and Service Agreement.  (23)

(k)          Exhibit C, dated April 1, 2007, to the Master Class R Plan Administration and Service Agreement.  (8)

14                                    Consent of Deloitte & Touche LLP, on behalf of MFS Money Market Fund and MFS Cash Reserve Fund; filed herewith.

15                                    Not Applicable.

16            (a)   Power of Attorney (Maria Dwyer and Tracy Atkinson), dated April 24, 2007; filed herewith.

(b)         Power of Attorney (Trustees), dated April 24, 2007; filed herewith.

17            (a)   MFS Money Market Fund’s Prospectus and Statement of Additional Information, dated January 1, 2007, as revised May 29, 2007.  (7)

(b)         MFS Money Market Fund’s unaudited Semi-Annual Report to Shareholders for the period ended February 28, 2007.  (25)

(c)          MFS Money Market Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2006. (17)

(d)         MFS Cash Reserve Fund’s Prospectus and Statement of Additional Information, dated January 1, 2007. (11)

(e)          MFS Cash Reserve Fund’s unaudited Semi-Annual Report to Shareholders for the period ended February 28, 2007.  (26)

(f)            MFS Cash Reserve Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2006.  (24)

(1)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 28, 1995.
(2)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on January 26, 2007.
(3)

Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through February 9, 2005, incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 29, 2004; Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004 incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.

(4)	Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed with the SEC via EDGAR on March 30, 2007.
(6)	Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on February 26, 1999.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed with the SEC via EDGAR on March 30, 2007.
(8)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 29, 2007.
(9)	Incorporated by reference to MFS Series Trust XIV (File No. 811-22033) filed with the SEC via EDGAR on March 15, 2007.
(10)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.
(11)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Form 497(c) filed with the SEC via EDGAR on January 3, 2007.
(12)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.
(13)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.
(14)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.
(15)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 filed with the SEC via EDGAR on July 30, 2002.
(16)	Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on August 28, 2002.
(17)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on November 3, 2006.
(18)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on September 27, 2002.
(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed with the SEC via EDGAR on October 30, 2003.
(20)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on September 29, 2006.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 29, 2004.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed with the SEC via EDGAR on March 31, 2005.
(23)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.
(24)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Form N-CSR filed with the SEC via EDGAR on November 3, 2006.

(25)	Incorporated by reference to Registrant’s Form N-CSRS filed with the SEC via EDGAR on May 4, 2007.
(26)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Form N-CSRS filed with the SEC via EDGAR on May 2, 2007.
(27)	Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on March 20, 2007.
(28)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(29)	Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 2 filed with the SEC via EDGAR on August 25, 2006.
(30)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.
(31)	Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 35 filed with the SEC via EDGAR on May 17, 2006.
(32)	Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.

Item 17.                                                    UNDERTAKINGS

(a)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)           The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 9th day of May 2007.

MFS® SERIES TRUST IV

By:	MARIA F. DWYER*
Name: Maria F. Dwyer
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on May 9, 2007.

SIGNATURE	TITLE

MARIA F. DWYER*	President (Principal Executive Officer)
Maria F. Dwyer

TRACY A. ATKINSON*	Principal Financial and Accounting Officer
Tracy A. Atkinson

ROBERT E. BUTLER*	Trustee
Robert E. Butler

LAWRENCE H. COHN*	Trustee
Lawrence H. Cohn

DAVID H. GUNNING*	Trustee
David H. Gunning

WILLIAM R. GUTOW*	Trustee
William R. Gutow

MICHAEL HEGARTY*	Trustee
Michael Hegarty

J. ATWOOD IVES*		Trustee
J. Atwood Ives

ROBERT J. MANNING*		Trustee
Robert J. Manning

LAWRENCE T. PERERA*		Trustee
Lawrence T. Perera

ROBERT C. POZEN*		Trustee
Robert C. Pozen

J. DALE SHERRATT*		Trustee
J. Dale Sherratt

LAURIE J. THOMSEN*		Trustee
Laurie J. Thomsen

ROBERT W. UEK*		Trustee
Robert W. Uek

	*By:	SUSAN S. NEWTON
	Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of
those indicated pursuant to Powers of
Attorney, dated April 24, 2007; filed herewith
(Atkinson, Dwyer & Trustees)

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT

1	(d)

Amendment, dated March 30, 2007, to the Declaration of Trust – Redesignation of Class “A” Shares as Class A Shares, and Establishment and Designation of Class B Shares, Class C Shares, Class I Shares, Class 529A Shares, Class 529B Shares, Class 529C Shares, Class R Shares, Class R1 Shares, Class R2 Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Money Market Fund.

4		Form of Agreement and Plan of Reorganization; included as Exhibit A to MFS Cash Reserve Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

11		Opinion of Susan S. Newton, including consent, dated May 9, 2007.

14		Consent of Deloitte & Touche LLP, on behalf of MFS Money Market Fund and MFS Cash Reserve Fund.

16	(a)	Power of Attorney (Dwyer and Atkinson), dated April 24, 2007.

	(b)	Power of Attorney (Trustees), dated April 24, 2007.